UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 Or 15(d) Of The Securities Exchange Act Of 1934

Date of report (Date of earliest event reported)	January 12, 2023

PHOTRONICS, INC.
(Exact name of registrant as specified in its charter)

Connecticut	0-15451	06-0854886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

15 Secor Road, Brookfield, CT	06804
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including area code	(203) 775-9000

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 par value per share	PLAB	NASDAQ Global Select Market

Item 7.01.	Regulation FD.

On January 12th, 2023, Photronics, Inc. (the “Company”) will present at the 25th Annual Needham Growth Conference. The presentation to be used during the event is attached as Exhibit 99.1 to this Form 8-K. The presentation will also be available via webcast. Interested parties may register for the webcast through the Investors section of the Company’s website at www.photronics.com.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

99.1	Presentation dated January 12, 2023

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PHOTRONICS, INC.
(Registrant)

By:	/s/ Richelle E. Burr
	Name:	Richelle E. Burr
	Title:	Chief Administrative Officer

Date: January 12, 2023